Exhibit 3.24

TWENTY-SECOND AMENDMENT OF TWENTIETH RESTATED

CERTIFICATE OF LIMITED PARTNERSHIP

OF

THE JONES FINANCIAL COMPANIES, L.L.L.P.

The undersigned, for the purpose of amending the Twentieth Restated Certificate of Limited Partnership under the Missouri Revised Uniform Limited Partnership Act, states the following:

(1)	The name of the limited partnership is The Jones Financial Companies, L.L.L.P., and the limited partnership's charter number is LP0000443.

(2)	The partnership filed the Twentieth Restated Certificate of Limited Partnership with the Missouri Secretary of State on January 30, 2015.

(3)

The Twentieth Restated Certificate of Limited Partnership is hereby amended to reflect the general partner withdrawals and admissions attached hereto on Exhibit A effective as of the dates listed on Exhibit A.

Upon the admissions and withdrawals of said partners, the number of general partners is 418.

In affirmation thereof, the facts stated above are true.

Dated:  January 25, 2017

General Partner:

By	/s/ James D. Weddle
James D. Weddle
Managing Partner/Authorized Person/Attorney-in-Fact

EXHIBIT A

Withdrawn General Partners:

Partner Name	Date Withdrawn as General Partner	Address 1 & 2	City, State & Zip
Acton, Orville Roy	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Andrew, William Randell	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Anthony Damico Revocable Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Anthony P. Fulgieri Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Beeman, Darcy Jo	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Bigford, Kyle Fitzgerald	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Bolger Family Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Boyd, John Eric	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Braceland, Timothy	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Cotton, Roger Matthew	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
David J. & Shannon S. Boyd Grantor Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Finn, Timothy Vincent	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Hardy, Jeffrey R.	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Hoover Jr., Charles Russell	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Jenifer L. Sutton Revocable Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Jezak-Webb, Kim Kana	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Jones, C. Emory	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
King, Kenneth Glen	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Kirk M. Leonard Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Maddox, Rebecca Lea Ann	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Olson, Darin Dee	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Price Purvis Woodward Revocable Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Robert Knyszek Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Roger A. Belshe Revocable Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Spanier, Craig	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Strizic, Derrick Darko	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
The Norman L. Eaker Revocable Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
The Robert A. Baldridge Revocable Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Todd M. Reeser Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Tom Migneron Revocable Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Vanselow, Debbi Asmund	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Waller, Bruce Curtis	1/1/2017	12555 Manchester Road	St. Louis, MO 63131

Admitted General Partners:

Partner Name	Date Admitted as General Partner	Address 1 & 2	City, State & Zip
Andersen, Andrea Shelley	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Asa T. Jewett & Andrea P. Jewett Revocable Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Blocker, Dawn Marie	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Burdick, Jeffrey Lucian	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Clotiaux, Tracy Reagan	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Coke, Brady Ryon	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Cole, Aaron Wilson	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Cooley, Dana Rae	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Danley, Todd Norment	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Davis, John Myron	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Deja, Mark Edward	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Dickerson, James Richard	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Dolson, Andrea Barrett	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Downes Jr., Michael McCahan	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Edward L. DeVault II Revocable Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Fritsche, Eric Robert	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Frix, Phillip Lynn	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Glenn A. Helminiak and Pamela J. Helminiak Joint Revocable Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Grimes, Morris Alan	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Herzog, Alan	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Holt, Stanley Dean	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Huang, James Licheh	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Hughes, Christopher Roy	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Jeffrey C. Showalter & Michelle Showalter Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
John H. Waldvogel & Amy S. Waldvogel Revocable Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131`
Jonczak, Jason Michael	1/1/2017	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.

Kyle F. Bigford and Abby Jo Bigford Joint Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Landsman, Dean Jonathan	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Martin, Kevin R.	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
McIlwaine, Nicole Anna Marie	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Mignacca, Carl James	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Montgomery, Colin Reid	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Pina, Jaime Roberto	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Price, Christina Jeanette	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Prodanovic, Nikica	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Quig, Joseph P.	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Revocable Trust of Robert F. Cullen III	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Schnell, Paul Arvid	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Schultz, Michael Thomas	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Stocker, Pamela Marie	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Talbert, Anthony J.	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
The Padilla Family Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Timothy Vincent Finn Revocable Living Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Tracy L. Burt Revocable Trust	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Whalley, Casey John	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Wicks, Vickie V.	1/1/2017	12555 Manchester Road	St. Louis, MO 63131
Willis, Charlotte B.	1/1/2017	12555 Manchester Road	St. Louis, MO 63131

Exhibit A to Twenty-Second Amendment of Twentieth Restated

Certificate of Limited Partnership of The Jones Financial Companies, L.L.L.P.